EXHIBIT 32.1

ODYSSEY PICTURES CORPORATION
CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO SECTION 906 OF
THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly  Report of Odyssey Pictures Corporation (the Company) on Form 10-Q for the period ended December 31, 2008 as filed with the Securities and Exchange Commission on the date hereof (the Report), I, John Foster, Chief  Executive Officer and Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. ss.1350,  as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)  The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)  The information  contained in the Report fairly  presents,  in all material respects, the financial condition and results of operations of the Company.

A signed original of this written statement required by Section 906 has been provided to Odyssey Pictures Corporation and will be retained by Odyssey Pictures Corporation and furnished to the Securities and Exchange Commission or its staff upon request.

September 4, 2009

/s/ John W. Foster

John W. Foster
Chief Executive Officer and
Chief Financial Officer